Taxes - Schedule of Deferred Tax Assets (Details) - USD ($)	Mar. 31, 2025	Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2022
Deferred tax assets:
Net operating loss carry-forwards	$ 99,880		$ 367,554
Inventory written down	128,929		119,930
Allowance for credit losses	16,212		12,458
Total	245,021		499,942
Valuation allowance	(110,574)	$ (378,620)	(378,620)	$ (15,688)
Total deferred tax assets, net	$ 134,447		$ 121,322